Exhibit 21.1
Subsidiaries of the Registrant
Certain subsidiaries of the registrant and their subsidiaries are listed below. Pursuant to Item 601(b)(21) of Regulation S-K, the names of particular subsidiaries have, in certain instances, been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Insitum Consultoría Argentina SRL	Argentina
Wolox S.A.	Argentina
Accenture Australia Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture Cloud Solutions Australia Pty Ltd	Australia
Accenture Cloud Solutions Pty Ltd	Australia
Accenture Consulting Pty Ltd	Australia
Accenture Solutions Pty Ltd	Australia
Analytics 8 LP	Australia
Analytics 8 Pty Ltd	Australia
Apis Group Pty Ltd	Australia
Artio People Pty Ltd	Australia
Artio People (Payroll) Pty Ltd	Australia
Automation Partners Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
BCT Solutions Pty Ltd	Australia
Cirrus Connect Australia Pty Ltd	Australia
CS Technology (Australia) Pty Ltd	Australia
Enthusian Pty Ltd	Australia
GRA Supply Chain Pty Ltd	Australia
Icon Integration Pty Ltd	Australia
Industrie IT Group Pty Ltd	Australia
Industrie IT Pty Ltd	Australia
Loud & Clear Creative Pty Ltd	Australia
Maud Corp Pty Ltd	Australia
The Monkeys Pty Ltd	Australia
N3 Results Australia Pty Ltd	Australia
Octo Technology Pty Ltd	Australia
Olikka Pty Ltd	Australia
Orbium Pty Ltd	Australia
Parker Fitzgerald Pty Ltd	Australia
PrimeQ Ltd	Australia
PrimeQ Australia Pty Ltd	Australia
Redcore Group Holdings Pty Ltd	Australia
Redcore Pty Ltd	Australia
Simian Pty Ltd	Australia
Troop Studios Pty Ltd	Australia

Name	Country of Organization
Zag Australia Pty Ltd	Australia
Zebra Worldwide Australia Pty Ltd	Australia
Accenture GmbH	Austria
Avanade Österreich GmbH	Austria
Trivadis Austria GmbH	Austria
Accenture Communications Infrastructure Solutions Ltd	Bangladesh
Accenture BPM S.C.R.L.	Belgium
Accenture NV/SA	Belgium
Accenture Technology Ventures SPRL	Belgium
Avanade Belgium SPRL	Belgium
Link By Net SRL	Belgium
Accenture Tecnología, Consultoría y Outsourcing S.A.	Bolivia
Accenture (Botswana) (Proprietary) Limited	Botswana
Accenture Agência Interativa Ltda	Brazil
Accenture Consultoria de Industria e Consumo Ltda	Brazil
Accenture Consultoria de Recursos Naturais Ltda	Brazil
Accenture do Brasil Ltda	Brazil
Accenture Holding Brasil Ltda	Brazil
Avanade do Brasil Ltda	Brazil
BPO Servicos Administrativos Ltda	Brazil
Concrete Desenvolvimento de Sistemas Ltda	Brazil
Concrete Solutions Ltda	Brazil
Decorado Marketplace Ltda-EPP	Brazil
Gapso Serviços de Informática Ltda	Brazil
Hahntel Ltda	Brazil
N3 Brazil Consultoria em Marketing Ltda	Brazil
New Content Editora e Produtora Ltda	Brazil
Vivere Brasil Serviços e Soluções SA	Brazil
Accenture Bulgaria EOOD	Bulgaria
Innotec International EAD	Bulgaria
Accenture Business Services for Utilities Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Canada Holdings Inc	Canada
Accenture Inc	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc	Canada
Callisto Integration Ltd	Canada
Cloudworks Consulting Services Inc	Canada
Kurt Salmon Canada Ltd	Canada
Lien par le réseau infrastructures Inc	Canada
Lien par le réseau Inc	Canada
Pollux Canada Inc	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Neo Metrics Chile, S.A.	Chile
Shackleton Chile, S.A.	Chile
Wolox SpA	Chile
Accenture (China) Co., Ltd.	China
Accenture Enterprise Development (Shanghai) Co., Ltd.	China

Name	Country of Organization
Accenture Qiyun Technology (Hangzhou) Co., Ltd	China
Accenture (Shenzhen) Technology Co., Ltd.	China
Accenture Technology Solutions (Dalian) Co., Ltd.	China
Altima (Beijing) Co. Ltd.	China
Aorui Advertising (Shanghai) Co., Ltd.	China
Avanade (Guangzhou) Computer Technology Development Co., Ltd.	China
Beijing Zhidao Future Consulting Co., Ltd	China
Chengdu Mensa Advertising Co., Ltd.	China
CreativeDrive Digital Content Services (Shenzhen) Co, Ltd.	China
designaffairs Business Consulting (Shanghai) Co., Ltd.	China
FutureMove Automotive Co., Ltd.	China
FutureMove (Beijing) Automotive Technology Co., Ltd.	China
Hangzhou Aiyunzhe Technology Co., Ltd.	China
Lin Bo (Shanghai) Network Technology Co., Ltd.	China
Mackevision CG Technology and Service (Shanghai) Co., Ltd.	China
N3 (Dalian) Business Consulting Co., Ltd.	China
Nanjing Demeng Advertising Co., Ltd.	China
Qi Jie Beijing Information Technologies Co., Ltd.	China
Shanghai Baiyue Advertising Co., Ltd.	China
Shun Zhe Technology Development Co., Ltd.	China
Vertical Retail Consulting (Shanghai) Ltd	China
Zielpuls (Shanghai) Co., Ltd.	China
Accenture Ltda	Colombia
N3 Results S.A.S.	Colombia
Wolox Colombia S.A.S	Colombia
Accenture S.R.L.	Costa Rica
Double Digit Limitada	Costa Rica
Hamilton Holding Company, S.A	Costa Rica
Lumenup S.A.	Costa Rica
Accenture Business and Technology Services LLC	Croatia
Accenture Services s.r.o.	Czech Republic
SinnerSchrader Praha s.r.o.	Czech Republic
Accenture A/S	Denmark
Avanade Denmark A/S	Denmark
Filmproduction ApS	Denmark
Hjaltelin Stahl A/S	Denmark
Hjaltelin Stahl K/S	Denmark
Odgaard ApS	Denmark
Pegasus Production A/S	Denmark
Pegasus Production K/S	Denmark
Trivadis Denmark AS	Denmark
Accenture Ecuador S.A.	Ecuador
Pollux S.A.S.	Ecuador
Accenture Egypt LLC	Egypt
Accenture Oy	Finland
Accenture Services Oy	Finland
Accenture Technology Solutions Oy	Finland
Avanade Finland Oy	Finland

Name	Country of Organization
Paja Finanssipalvelut Oy	Finland
Accenture Customer Services Distribution SASU	France
Accenture Holdings France SASU	France
Accenture Post Trade Processing SASU	France
Accenture SASU	France
Accenture Technology Solutions SASU	France
Appaloosa Technology SASU	France
Avanade France SASU	France
Cloudeasier SAS	France
Exton International SAS	France
Exton SAS	France
Link By Net SAS	France
Nell'Participation SAS	France
Nell'Armonia SAS	France
Octo Technology SA	France
Openminded SAS	France
Securiview SAS	France
Skylink SAS	France
Spacelink SAS	France
Wise Partners SAS	France
Accenture Cloud Services GmbH	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Digital Holdings GmbH	Germany
Accenture GmbH	Germany
Accenture Holding GmbH & Co. KG	Germany
Accenture Management GmbH	Germany
Accenture Operations GmbH	Germany
Accenture Services GmbH	Germany
Accenture Technology Solutions GmbH	Germany
Avanade Deutschland GmbH	Germany
designaffairs GmbH	Germany
ESR Labs AG	Germany
Exton Germany GmbH	Germany
Innotec Marketing GmbH	Germany
Kolle Rebbe GmbH	Germany
Lexta GmbH	Germany
Mackevision Medien Design GmbH	Germany
N3 Germany GmbH	Germany
Prof. Homburg GmbH	Germany
SALT Solutions GmbH	Germany
SinnerSchrader AG	Germany
SinnerSchrader Content GmbH	Germany
SinnerSchrader Deutschland GmbH	Germany
Trivadis Germany GmbH	Germany
Zielpuls GmbH	Germany
Accenture plc	Gibraltar
Accenture BPM Operations Support Services S.A.	Greece
Accenture Single Member S.A. Organization, Information, Technology & Business Development	Greece

Name	Country of Organization
Accenture Company Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Altima Asia Ltd	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
designaffairs group China Co. Ltd.	Hong Kong
Industrie IT (Hong Kong) Ltd	Hong Kong
Inventor Technology Ltd	Hong Kong
Linkbynet East Asia Ltd	Hong Kong
Most Champion Ltd	Hong Kong
Orbium Ltd	Hong Kong
Vertical Retail Consulting Ltd	Hong Kong
Accenture Hungary Holdings Kft	Hungary
Accenture Industrial Software Solutions Kft	Hungary
Accenture Tanacsado Kolatolt Felelossegu Tarsasag	Hungary
Accenture Operations Services Private Limited	India
Accenture Solutions Private Limited	India
Altius Data Solutions Private Limited	India
Byte Prophecy Private Limited	India
CoreCompete Private Limited	India
DAZSI Systems (India) Pvt. Limited	India
Intrigo Systems India Pvt. Limited	India
Pramati Technologies Private Limited	India
Kogentix Technologies Private Limited	India
Silveo Consulting India Private Limited	India
SolutionsIQ India Consulting Services Private Limited	India
PT Accenture	Indonesia
PT Asta Catur Indra	Indonesia
PT Kogentix Teknologi Indonesia	Indonesia
Accenture Capital Designated Activity Company	Ireland
Accenture Defined Benefit Pension Plan Trustees Limited	Ireland
Accenture Defined Contribution Pension Plan Trustees Limited	Ireland
Accenture Finance Limited	Ireland
Accenture Finance II Limited	Ireland
Accenture Global Capital Designated Activity Company	Ireland
Accenture Global Engagements Limited	Ireland
Accenture Global Holdings Limited	Ireland
Accenture Global Services Limited	Ireland
Accenture Global Solutions Limited	Ireland
Accenture International Limited	Ireland
Accenture Limited	Ireland
Accenture Participations II Limited	Ireland
Avanade Ireland Limited	Ireland
Enterprise System Partners Limited	Ireland
Exactside Limited	Ireland
Innotec Marketing International Ireland Limited	Ireland
N3 Results Ireland Limited	Ireland
Rothco Limited	Ireland
Somers Ventures Ireland Limited	Ireland

Name	Country of Organization
Accenture Ltd	Israel
Maglan Information Defense Technologies Research Ltd	Israel
Nell'Armonia Israel Ltd	Israel
Accenture Finance and Accounting BPO Services S.p.A.	Italy
Accenture Finance and Accounting Services S.r.l.	Italy
Accenture Financial Advanced Solution & Technology S.r.l.	Italy
Accenture HR Services S.p.A.	Italy
Accenture Services and Technology S.r.l.	Italy
Accenture S.p.A.	Italy
Accenture Technology Solutions S.r.l.	Italy
Accenture Outsourcing S.r.l.	Italy
Altevie Technologies S.r.l.	Italy
Avanade Italy S.r.l.	Italy
Espedia S.r.l.	Italy
Ethica Consulting S.p.A.	Italy
Exton Italia S.r.l.	Italy
Fruendo S.r.l.	Italy
ICM.S S.r.l.	Italy
Openmind S.r..l.	Italy
Accenture Japan Ltd	Japan
Avanade Japan KK	Japan
Cloud Sherpas Japan G.K.	Japan
DI Futures Corporation	Japan
IMJ Corporation	Japan
Mackevision Japan Co. Ltd.	Japan
N3 Results Japan G.K.	Japan
Olympus Systems Corporation	Japan
REPL Group K.K.	Japan
Accenture East Africa Limited	Kenya
Accenture Lithuania UAB	Lithuania
Accenture Sàrl	Luxembourg
Data Essential SARL	Luxembourg
Accenture Operations Services Sdn Bhd	Malaysia
Accenture Sdn Bhd	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Accenture Technology Solutions Sdn Bhd	Malaysia
Aspiro Solutions (Malaysia) Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Endorphin Medici (M) Sdn Bhd	Malaysia
Entropia Intercraft Sdn Bhd	Malaysia
Entropia (M) Sdn Bhd	Malaysia
Hytracc Consulting Malaysia Sdn Bhd	Malaysia
Intrepid Futureworks Sdn Bhd	Malaysia
N3 Results Malaysia Sdn Bhd	Malaysia
NewsPage (Malaysia) Sdn Bhd	Malaysia
Seabury Malaysia Sdn Bhd	Malaysia
Accenture Customer Services Ltd	Mauritius
Accenture Services (Mauritius) Ltd	Mauritius

Name	Country of Organization
Accenture Process (Mauritius) Ltd	Mauritius
LINKBYNET Indian Ocean (L.I.O) Ltd	Mauritius
Accenture S.C.	Mexico
Accenture Technology Solutions S.A. de C.V.	Mexico
Design Strategy and Research de México, S.A. de C.V.	Mexico
Gagel Group, S de R.L. de C.V.	Mexico
Insitum Consultoría S.A. de C.V.	Mexico
N3 Results Mexico S. de R.L. de C.V.	Mexico
Operaciones Accenture S.A. de C.V.	Mexico
Pollux Automation Mexico S.A. de C.V.	Mexico
Servicios Técnicos de Programación Accenture S.C.	Mexico
Wolox Mexico S.R.L de C.V.	Mexico
Accenture Maghreb S.a.r.l.	Morocco
Accenture Services Morocco SA	Morocco
Accenture Mozambique Limitada	Mozambique
ACN Consulting Co Ltd	Myanmar
Accenture Australia Holding B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture B.V.	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Holdings B.V.	Netherlands
Accenture International B.V.	Netherlands
Accenture Insurance Services B.V.	Netherlands
Accenture Korea B.V.	Netherlands
Accenture Middle East B.V.	Netherlands
Accenture Minority I B.V.	Netherlands
Accenture Participations B.V.	Netherlands
Accenture Technology Ventures B.V.	Netherlands
Avanade Netherlands B.V.	Netherlands
Callisto Integration Europe B.V.	Netherlands
Enterprise System Partners B.V.	Netherlands
Accenture NZ Limited	New Zealand
Cloud Sherpas New Zealand Limited	New Zealand
DayNine Consulting (New Zealand) Limited	New Zealand
Icon Integration (NZ) Limited	New Zealand
PrimeQ NZ Pty Limited	New Zealand
Redcore (New Zealand) Limited	New Zealand
Soltians Limited	New Zealand
Zag Limited	New Zealand
Accenture Ltd	Nigeria
Accenture AS	Norway
Accenture Services AS	Norway
Avanade Norway AS	Norway
Gren utvikling AS	Norway
Hytracc Consulting AS	Norway
Accenture Panama Inc	Panama
Double Digit Pty, SA	Panama
Accenture Peru SRL	Peru

Name	Country of Organization
Accenture Technology Solutions SRL	Peru
Accenture Inc	Philippines
Accenture Healthcare Processing Inc	Philippines
AIG Shared Services Business Processing Inc	Philippines
Cloudsherpas Inc	Philippines
Orbium Inc.	Philippines
Search Technologies BPO Inc	Philippines
Zenta Global Philippines Inc	Philippines
Accenture BPS Services S.p. z o.o.	Poland
Accenture Delivery Poland S.p. z o.o.	Poland
Accenture Operations S.p. z o.o.	Poland
Accenture Services S.p. z o.o.	Poland
Accenture Solutions S.p. z o.o	Poland
Accenture S.p. z o.o.	Poland
Avanade Consulting Poland S.p. z o.o.	Poland
Avanade Poland S.p. z o.o.	Poland
Innotec International S.p. z.o.o.	Poland
Accenture 2 Business Process Services S.A.	Portugal
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Soluções Informáticas Integradas, S.A.	Portugal
Mistral Wind Operations – Serviços Empresariais Unipessoal, Lda.	Portugal
N3 Results, Unipessoal Lda	Portugal
Tech - Avanade Portugal, Unipessoal Lda	Portugal
Accenture Puerto Rico LLC	Puerto Rico
Accenture Industrial Software Solutions SA	Romania
Accenture Managed Services SRL	Romania
Accenture Services SRL	Romania
Trivadis Services SRL	Romania
Accenture OOO	Russia
Accenture Saudi Arabia Limited	Saudi Arabia
Accenture Pte Ltd	Singapore
Accenture SG Services Pte Ltd	Singapore
Accenture Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
CreativeDrive Singapore Pte Ltd	Singapore
Entropia Holdings Pte Ltd	Singapore
Industrie IT (Singapore) Pte Ltd	Singapore
Kogentix Singapore Pte Ltd	Singapore
Linkbynet Singapore Pte Ltd.	Singapore
Mackevision Singapore Pte Ltd	Singapore
N3 Results Singapore Pte Ltd	Singapore
NewsPage Pte Ltd	Singapore
Orbium Pte Ltd	Singapore
REPL Pte Ltd	Singapore
Yesler Singapore Pte Ltd	Singapore
Accenture Services s.r.o.	Slovak Republic
Accenture s.r.o.	Slovak Republic
Accenture Technology Solutions Slovakia s.r.o.	Slovak Republic

Name	Country of Organization
Accenture Africa Pty Ltd	South Africa
Accenture Mzansi Pty Ltd	South Africa
Accenture Services Pty Ltd	South Africa
Accenture (South Africa) Pty Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Avanade South Africa Pty Ltd	South Africa
REPL Group Pty Ltd	South Africa
Zebra Worldwide Media Pty Ltd	South Africa
Mackevision Korea Ltd	South Korea
Accenture Holdings (Iberia) S.L.	Spain
Accenture Outsourcing Services S.A.	Spain
Accenture S.L.	Spain
Arca Ingenieros y Consultoría S.L.	Spain
Arca Telecom S.L.	Spain
Avanade Spain S.L.	Spain
Energuia Web S.A.	Spain
Enimbos Global Services S.L.	Spain
Exton Consulting Spain Strategy&Management S.L.	Spain
Informática de Euskadi S.L.	Spain
Innotec- Marketing Spain S.L	Spain
ITBS Servicios Bancarios de Tecnología de la Información SL	Spain
ItSafer Continuity Services S.L.	Spain
Shackleton S.L.U.	Spain
Tecnilogica Ecosistemas, S.A.	Spain
Accenture Lanka (Private) Ltd	Sri Lanka
Accenture AB	Sweden
Accenture Services AB	Sweden
Avanade Sweden AB	Sweden
Cygni AB	Sweden
Cygni Norrsken AB	Sweden
Cygni Öst AB	Sweden
Cygni Östersund AB	Sweden
Cygni Stockholm AB	Sweden
Cygni Syd AB	Sweden
Cygni Väst AB	Sweden
Sentor Managed Secuirty Services AB	Sweden
Accenture AG	Switzerland
Accenture Services AG	Switzerland
Avanade Schweiz GmbH	Switzerland
Orbium AG	Switzerland
Trivadis AG	Switzerland
Trivadis Holding AG	Switzerland
Trivadis Partner AG	Switzerland
Trivadis Services AG	Switzerland
Accenture Co Ltd	Taiwan
Accenture Consulting Services Ltd Tanzania	Tanzania
Accenture Co., Ltd	Thailand
Accenture Solutions Co., Ltd	Thailand

Name	Country of Organization
Accenture Technology Solutions (Thailand) Co., Ltd	Thailand
IT One Company Limited	Thailand
AGS Business and Technology Services Limited	Trinidad and Tobago
Accenture Danismanlik Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company (Accenture Endüstriyel Yazılım Çözümleri Limited Şirketi)	Turkey
Enterprise System Partners Bilisim Danismanlik Ticaret Anonim Sirketi	Turkey
Avanade Middle East Limited	United Arab Emirates
Accenture Cloud Software Solutions Limited	United Kingdom
Accenture Marketing Services Limited	United Kingdom
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Systems Integration Limited	United Kingdom
Accenture (UK) Limited	United Kingdom
Adaptly UK Limited	United Kingdom
Altius Consulting Limited	United Kingdom
Avanade Europe Holdings Limited	United Kingdom
Avanade Europe Services Limited	United Kingdom
Avanade UK Limited	United Kingdom
Bow & Arrow Limited	United Kingdom
Brand Learning Group Limited	United Kingdom
The Brand Learning Partners Limited	United Kingdom
Callisto Integration Europe Limited	United Kingdom
Certus Solutions Consulting Services Limited	United Kingdom
Cirrus Connect Limited	United Kingdom
Cloudpoint Limited	United Kingdom
Context Information Security Limited	United Kingdom
CoreCompete Limited	United Kingdom
CreativeDrive EMEA Limited	United Kingdom
CreativeDrive UK Group Limited	United Kingdom
CS Technology (UK) Limited	United Kingdom
Cutting Edge Solutions Limited	United Kingdom
Droga5 UK Limited	United Kingdom
Edenhouse ERP Holdings Limited	United Kingdom
Edenhouse Solutions Limited	United Kingdom
EdenOne Solutions Limited	United Kingdom
Energy Management Brokers Limited	United Kingdom
Farah BidCo Limited	United Kingdom
Farah MidCo Limited	United Kingdom
Farah Topco Limited	United Kingdom
Happen GP Limited	United Kingdom
Happen Limited	United Kingdom
Imagine Broadband (USA) Limited	United Kingdom
Infinity Works Consulting Limited	United Kingdom
Infinity Works Holdings Limited	United Kingdom
Infinity Works Management Limited	United Kingdom
Infinity Works Midco Limited	United Kingdom
International Biometric Group UK Limited	United Kingdom
K Comms Group Limited	United Kingdom

Name	Country of Organization
Kaper Communications Limited	United Kingdom
Karma Communications Debtco Limited	United Kingdom
Karma Communications Group Limited	United Kingdom
Karma Communications Holdings Limited	United Kingdom
Karmarama Comms Limited	United Kingdom
Karmarama Limited	United Kingdom
Kogentix Limited	United Kingdom
Kream Comms Limited	United Kingdom
Lexta UK Limited	United Kingdom
Mackevision UK Limited	United Kingdom
Mudano Limited	United Kingdom
N3 Results Limited	United Kingdom
Orbium Consulting Limited	United Kingdom
Parker Fitzgerald International Limited	United Kingdom
Parker Fitzgerald Limited	United Kingdom
Parker Fitzgerald Services Limited	United Kingdom
Parker Fitzgerald Solutions Limited	United Kingdom
Pragsis Bidoop UK Limited	United Kingdom
Pramati Technologies Europe Limited	United Kingdom
REPL Consulting Limited	United Kingdom
REPL Digital Limited	United Kingdom
REPL Group Worldwide Limited	United Kingdom
REPL Software Limited	United Kingdom
REPL Technology Limited	United Kingdom
Sapling Bidco Limited	United Kingdom
Sapling Midco Limited	United Kingdom
Sapling Topco Limited	United Kingdom
Seabury Aviation & Aerospace (UK) Limited	United Kingdom
Search Technologies Limited	United Kingdom
?What If! China Holdings Limited	United Kingdom
?What If! Holdings Limited	United Kingdom
?What If! Limited	United Kingdom
Yesler Limited	United Kingdom
Zebra Worldwide Group Limited	United Kingdom
Accenture 2 LLC	United States
Accenture Capital Inc	United States
Accenture Cloud Solutions LLC	United States
Accenture Credit Services LLC	United States
Accenture Federal Services LLC	United States
Accenture Flex LLC	United States
Accenture GP LLC	United States
Accenture Inc	United States
Accenture Insurance Services LLC	United States
Accenture International LLC	United States
Accenture LLC	United States
Accenture LLP	United States
Accenture Marketing Services LLC	United States
Accenture State Healthcare Services LLC	United States

Name	Country of Organization
Accenture Sub LLC	United States
Accenture Sub II Inc	United States
Accenture Sub III Inc	United States
Adaptly LLC	United States
Altitude LLC	United States
ASM Research LLC	United States
Avanade Holdings LLC	United States
Avanade Inc	United States
Avanade International Corporation	United States
BABCN LLC	United States
Berico Technologies LLC	United States
Bionic Solution LLC	United States
Callisto Integration LLC	United States
Capital Consultancy Services Inc	United States
Clearhead Group LLC	United States
Cloud Sherpas (GA) LLC	United States
Cloudworks Technology LLC	United States
Computer Research and Telecommunications LLC	United States
Context Information Security LLC	United States
CoreCompete LLC	United States
Creative Drive LLC	United States
Creative Drive US LLC	United States
CS Technology LLC	United States
CS Technology Group LLC	United States
DayNine Consulting LLC	United States
DAZ Systems LLC	United States
Declarative Holdings LLC	United States
Decora Marketplace LLC	United States
Designaffairs LLC	United States
Digital Results Group LLC	United States
Droga5 LLC	United States
Droga5 Studios LLC	United States
Enaxis Consulting LP	United States
End to End Analytics LLC	United States
Enterprise Infrastructure Solutions LLC	United States
Enterprise System Partners Global Corporation	United States
FGM LLC	United States
First Annapolis Consulting LLC	United States
Future State Consulting LLC	United States
Halo Partners LLC	United States
Imagine Broadband USA LLC	United States
Imaginea Technologies LLC	United States
International Biometric Group LLC	United States
Intrigo Systems LLC	United States
Investtech Systems Consulting LLC	United States
IQSP Consulting LLC	United States
JKD Consulting, LLC	United States
Knowledgent Group LLC	United States

Name	Country of Organization
Kogentix LLC	United States
KSC Studio LLC	United States
Kurt Salmon US LLC	United States
Mackevision LLC	United States
MCG US Holdings LLC	United States
Measuretek LLC	United States
Meredith Specialty LLC	United States
Meredith Xcelerated Marketing LLC	United States
Mortgage Cadence LLC	United States
Myrtle Consulting Group LLC	United States
News Imaging LLC	United States
Novetta Holdings LLC	United States
Novetta Solutions LLC	United States
Novetta Topco LLC	United States
Novetta LLC	United States
N3 LLC	United States
N3 North America LLC	United States
Pollux USA LLC	United States
Presence of IT Workforce Management North America LLC	United States
Proquire LLC	United States
Radiant Services LLC	United States
RBCP Fund 1-A Vapor Blocker LLC	United States
RBCP Platform Vapor Blocker I LLC	United States
REPL Consulting LLC	United States
Root LLC	United States
Sandbox Studio LLC	United States
Seabury Corporate Advisors LLC	United States
Search Technologies International LLC	United States
Search Technologies LLC	United States
Seven Seas Business Ventures LLC	United States
SigInt Technologies LLC	United States
Solutions IQ LLC	United States
Somers Ventures LLC	United States
Synership LLC	United States
TXF LLC	United States
Vector Acquisition Company LLC	United States
Vector Topco LLC	United States
WaveStrike LLC	United States
White Cliffs Consulting LLC	United States
Wire Stone LLC	United States
Wolox LLC	United States
Workforce Insight LLC	United States
Yesler LLC	United States
Zag USA LLC	United States
Zenta Mortgage Services LLC	United States
Zenta Recoveries Inc	United States
Zenta US Holdings Inc	United States
Accenture Uruguay SRL	Uruguay

Name	Country of Organization
Sirvart S.A.	Uruguay
Accenture C.A.	Venezuela
Accenture Vietnam Co., Limited	Vietnam
Link By Net Vietnam Company Limited	Vietnam
Accenture Zambia Limited	Zambia